 UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: (Date of earliest event reported): November 2, 2001 GLOBAL DECS CORP. (Exact name of registrant as specified in its charter) UTAH 1-1767 87-0267213 (State of Incorporation) (Commission File Number) (IRS Employer Identification No.) 836 PROSPECT STREET, SUITE 2B LA JOLLA, CA 92037 (Address of Registrant's principal executive offices) (858) 459-0045 (Registrant's telephone number, including area code) THE GOLD CHAIN MINING COMPANY 1554 LYLE DRIVE SAN JOSE, CA 95129 (Former name or former address, if changed since last report) ITEM 5. OTHER EVENTS Overview On November 2, 2001, in a Special Meeting of the Board of Directors of Global DECS Corp. ("GDEC") (formerly The Gold Chain Mining Company), a Utah corporation, the Board of Directors appointed three individual persons as officers and directors of GDEC with immediate effect and at the conclusion of the meeting, Mr. Williard Wiens, Mr. Jim Mitchell, and Mr. Murray Johns, collectively the former Board of Directors, all resigned their respective positions as officers and directors of GDEC. Mr. Wiens, Mr. Mitchell and Mr. Johns had replaced the former Board of Directors of The Gold Chain Mining Company following a reorganization on June 29, 2001. The new officers and directors of GDEC are: Mr. Malcolm J. Gold, a British citizen, as Chairman and a director; Mr. Johann A. De Villiers, a resident of California, as President, Chief Executive Officer and a director; and Mr. Eugene L. Brill, a resident of California, as Secretary, Chief Financial Officer and a director. The Resolution of the Special Meeting of the Board of Directors of GDEC is included in this Current Report as Exhibit 99.1. On November 7, 2001, GDEC signed an Assignment Agreement with Antonia Finance Limited ("Assignor"), a British Virgin Islands corporation, to acquire all of Assignor"s rights, title and interest in and to an asset purchase agreement with Vector Medical Technologies, Inc., a Delaware corporation ("Vector"), which was made and effective by and between Assignor and Vector as of October 31, 2001(the "Vector Contract"). The Assignment Agreement is included in this Current Report as Exhibit 99.2. The Vector Contract, which is entitled "Asset Acquisition Agreement", acknowledges that Vector is an undercapitalized company that does not have the necessary capital resources to continue its product development and distribution of the resulting medical products and for future development and commercial exploitation in the stream of commerce on a world-wide basis that would be required to fully implement their business plan. The Vector Contract confirms the terms and conditions of the sale of the principal assets of Vector (the "Vector Assets") to Assignor, which have been assigned to GDEC under the Assignment Agreement, subject to certain terms and conditions. The Vector Contract will be included in the Company's earliest next filing or quarterly report. Vector is a development stage biopharmaceutical technology company focused on the commercial development, marketing, and distribution of products created from two biomedical breakthroughs. The first is a method of delivering ethical drugs into the human body, through the use of a biopolymer that transmits macromolecule drugs into the body. Vector has contracted for an exclusive license and an option to purchase the patent and related rights for the technology regarding a transdermal patch that may be placed on the skin, which may deliver into the body large moleclule drugs, such as insulin. Vector has also used this technology in creating a facial cream product that removes wrinkles and sagging skin designed for the cosmetics industry, which is marketed under the name GENER3ATIONS. The second medical breakthrough owned and controlled by Vector is a patented anti-viral therapeutic AIDS vaccine, that enhances the body's immune system and stimulates the growth of T cells and NK cells (so called "natural killer" cells), which has been shown in clinical trials on humans to eradicate the deadly AIDS Virus without adverse side-affects. On November 19, 2001, GDEC announced in a press release that it had completed the assignment of the Vector Contract from Assignor and that GDEC intended to complete the purchase of the Vector Assets pursuant to the terms of such agreement. The press release issued by GDEC concerning the Assignment Agreement is included in this Current Report as Exhibit 99.4. Acquisition of Vector Assets by Assignment of Contract The Assignment Agreement provides for the acquisition by GDEC of the Vector Assets in a transaction described further below. Vector is a development stage company with limited revenues and limited operating history that is primarily engaged in the development for commercial applications of medical research and technology. The Assignment Agreement, which was immediate and irrevocable, requires that in exchange for the assignment by Assignor of the Vector Contract to GDEC, that GDEC shall issue and deliver to the Assignor fifty-five million (55,000,000) newly issued fully paid and non-assessable restricted common shares of stock in GDEC (the "GDEC Shares"). Such shares shall be restricted pursuant to Rule 144 of the Securities Act of 1933, as amended. In exchange for the issuance and delivery of the GDEC Shares to Assignor, which was completed on or about November 9, 2001, Assignor irrevocably assigned all of its right, title and interest in and to the Vector Contract to GDEC. The Assignment Agreement contains certain other material provisions, as follows: 1. An indemnification and hold harmless provision by GDEC to Assignor and its affiliates. GDEC agrees to indemnify and hold the Assignor and its affiliates harmless from any and all claims or demands that may be made or threatened, now or in the future, in relation to such agreement. 2. GDEC shall indemnify and hold harmless the Assignor and its affiliates to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any misrepresentation or misstatement of facts or omission to represent or state facts by any party made to GDEC (or any agent or representative of GDEC) or omitted, misrepresented or misstated by Assignor, including, without limitation, any such misrepresentation, misstatement or omission contained in the Assignment Agreement or any other document submitted by GDEC or Assignor, against losses, liabilities and expenses for which Assignor has not otherwise been reimbursed (including attorney's fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by Assignor in connection with such action, suit or proceeding. 3. GDEC assumes and covenants to fully perform any and all of the obligations and responsibilities of the Assignor under the Vector Contract, acting in good faith, subject to all of the terms and conditions of the Vector Contract. The Vector Contract contains certain provisions, which upon completion are expected to result in the acquisition of the Vector Assets by GDEC, free and clear of any and all liabilities. The assignment of the Vector Contract to GDEC and the completion thereof, will result in the: acquisition by GDEC of the Vector Assets through which GDEC will acquire patent and patent rights for a Therapeutic AIDS Vaccine that stimulates the human immune system, for future development and commercialization, as one of GDEC's new line of businesses; and acquisition by GDEC of the Vector Assets through which GDEC will acquire patent and patent rights for a transdermal patch technology for large molecule drugs, for future development and commercialization, as one of GDEC's new line of businesses; and acquisition by GDEC of the Vector Assets through which GDEC will acquire a product marketed under the name pf "Generations3", which utilizes the transdermal delivery system to introduce collagen and elastin through the skin in a cream compound in order to assist in reversing the effects of the aging process, specifically removing wrinkles and sagging skin, as one of GDEC's new line of businesses; and control of GDEC shifting to the Assignor and the stockholders of Vector, who will then own collectively substantially all of GDEC's then outstanding common stock and will control GDEC's board of directors. There is no material relationship between GDEC and its subsidiaries or affiliates, on the one hand, and Assignor or Vector or its affiliates on the other. Conditions to Closing the Vector Contract There are a number of significant conditions to GDEC's obligation to close the Vector Contract, including the following: Vector shall convene a shareholders' meeting and seek the shareholders' approval for the sale of the Vector Assets. Closing of the Vector Contract shall take place on or before 14 days from the date that the majority of the Vector common shareholders' approve, adopt and ratify the Vector Contract ("Closing"). At Closing, GDEC shall pay to Vector either $49,900,000 in cash, which is the balance of the $50,000,000 purchase price for the Vector Assets, or in the alternative, GDEC may elect to pay only $1,150,000 in cash to Vector, assume the liability to make a rescission offer or settlement agreement with all Vector creditors and stockholders who previously purchased shares of common stock in Vector pursuant to two private placements totaling $15,000,000, and issue $30,000,000 in restricted shares of common stock of GDEC to the Vector shareholders. The amount of shares that equates to the $30,000,000 shall be calculated based upon the bid price on the closing date of the acquisition of the Vector Assets. GDEC has the right to issue shares of restricted GDEC common stock in the settlement agreement with the Vector creditors and private placement investors, and to negotiate the terms of the settlement directly with such parties. Customary legal opinions, closing certificates and other closing documentation must have been received from Vector and its legal counsel, including, but not limited to a legal opinion confirming that the Vector Assets sale has been made in compliance with all Florida and Federal laws. Two Vector shareholders, Dr. Michael H. Salit, Md., Ph. D., Vector's Chairman and Director, and a stockholder representing 4,000,000 Vector shares, and Jerome Matusow and his corporate entities, who is a Vector stockholder representing 4,000,000 shares, have both irrevocably agreed in the Vector Contract to vote in favor of approving the Vector Contract and the sale of the Vector Assets as contemplated therein, and to vote in favor of the Vector Contract in a Vector Shareholders' resolution or at a Vector Shareholders' meeting. These 8,000,000 shares represent in excess of 53% of the Vector common shares entitled to vote on the approval of the Vector Contract. Change of Control Stockholders of Assignor and Vector, collectively, will gain voting control of GDEC and will be able to effectively appoint a majority of the members of GDEC's board of directors if the transaction contemplated by the Assignment Agreement is successfully closed. Forward-Looking Statements This Current Report contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements made in this Current Report or in the documents we have incorporated by reference that are not statements of historical fact are "forward-looking statements". Forward-looking statements can generally be identified by the use of forward-looking terminology such as "may", "will", "expect", "contend", "estimate", "anticipate", "believe" or similar terminology. Forward-looking statements included in this Current Report include discussions about the following: the Vector Contract transaction discussed in this Current Report; the future potential for development and commercialization of the Vector Assets and the related technology, the anticipation that the transactions described in this Current Report will, in fact, be successfully closed. We caution you not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report. Important factors could cause actual results to differ from those expressed in the forward-looking statements, including the failure of GDEC to satisfy its various conditions to closing the Vector Contract. ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS Exhibit 99.1 Special Meeting of the Board of Directors of GDEC. Exhibit 99.2 Assignment Agreement. Exhibit 99.3 Asset Acquisition Agreement (Vector Contract). Exhibit 99.4 Press release announcing Assignment Agreement. SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. Date: November 19, 2001 GLOBAL DECS CORP. A Utah corporation By: /s/ Mr. Johann A. De Villiers ----------------------------- Mr. Johann A. De Villiers Chief Executive Officer, President and a Director (Principal Executive Officer) By: /s/ Mr. Eugene L. Brill ----------------------- Mr. Eugene L. Brill Secretary, Chief Financial Officer and Director (Principal Financial Officer)